Exhibit 10.46
INCREMENTAL ASSUMPTION AGREEMENT NO. 1
INCREMENTAL ASSUMPTION AGREEMENT NO. 1 (this “Agreement”) dated as of December 18, 2017 relating to the Credit Agreement dated as of October 6, 2017 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) among CAESARS ENTERTAINMENT OPERATING COMPANY, INC., CEOC, LLC, as borrower (the “Borrower”), the Lenders party thereto from time to time and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”) and collateral agent for the Secured Parties.
RECITALS:
WHEREAS, the Borrower has requested Incremental Term Loan Commitments in an aggregate principal amount of $265,000,000 (the “Chester Notes Refinancing”) pursuant to Section 2.21(a) of the Credit Agreement, which Incremental Term Loan Commitments shall have the same terms and conditions as the Term B Loans prior to giving effect to this Agreement, and the net proceeds of which plus cash on hand will be used to make a voluntary prepayment of certain existing Indebtedness (the “Chester Existing Notes”) of Chester Downs and Marina, LLC (“Chester Downs”) and Chester Downs Finance Corp. on the 2017 Incremental Effective Date (as defined below), together with accrued interest thereon (such amounts collectively, the “Chester Notes Repayment Amount”);
WHEREAS, the Borrower has appointed (a) each of Credit Suisse Securities (USA) LLC (“CS Securities”) and Deutsche Bank Securities Inc. (“DBSI”) as joint lead arrangers (collectively, the “Lead Arrangers”) and (b) each of CS Securities, DBSI, Barclays Bank PLC, Citigroup Global Markets Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A. and Morgan Stanley Senior Funding, Inc. as joint bookrunners (collectively, the “Bookrunners” and, together with the Lead Arrangers, the “2017 Incremental Arrangers”), in each case for the Chester Notes Refinancing;
WHEREAS, the institution listed on Schedule I hereto (the “2017 Incremental Term Lender”) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the Chester Notes Refinancing by making a Term Loan to the Borrower in the amount set forth opposite its name under the heading “2017 Incremental Term Loan Commitment” on Schedule I hereto (the “2017 Incremental Term Loan Commitment”);
NOW, THEREFORE, the parties hereto therefore agree as follows:
SECTION 1.Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.
SECTION 2.Chester Notes Refinancing.
(a)Subject to the terms and conditions set forth herein, the 2017 Incremental Term Lender agrees to make an Incremental Term Loan to the Borrower on the 2017 Incremental Effective Date, in an aggregate principal amount not to exceed its 2017 Incremental Term Loan Commitment (such term loans, collectively, the “2017 Incremental Term Loans”). Unless previously terminated, the 2017 Incremental Term Loan Commitment shall terminate at 5:00 p.m., New York City time, on the 2017 Incremental Effective Date.
(b)With effect from the 2017 Incremental Effective Date, the 2017 Incremental Term Loans incurred under Section 2(a) of this Agreement shall constitute a single Class of Term Loan and shall be a “Term B Loan” for all purposes under the Credit Agreement and the 2017 Incremental Term Lender shall be a Lender with an outstanding Term B Loan.
(c)The 2017 Incremental Term Loans shall constitute an increase to, and have the same terms as, the Term B Loans prior to giving effect to this Agreement, including with respect to the Term B Facility Maturity Date.
SECTION 3.Representations of the Borrower. The Borrower represents and warrants that:
(a)the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the 2017 Incremental Effective Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b)no Event of Default or Default was continuing on and as of the 2017 Incremental Effective Date after giving effect hereto and to the extension of credit requested to be made on the 2017 Incremental Effective Date;
(c)immediately after giving effect to the transactions contemplated hereunder on the 2017 Incremental Effective Date, (i) the fair value of the assets of the Borrower and the Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower and the Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of the Borrower and the Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and the Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and the Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and the Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the 2017 Incremental Effective Date; and
(d)as of the 2017 Incremental Effective Date, immediately after giving effect to the transactions contemplated hereunder on the 2017 Incremental Effective Date, the Borrower does not intend to, and the Borrower does not believe that it or any of its subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such subsidiary and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such subsidiary.
SECTION 4.Conditions. This Agreement shall become effective as of the first date (the “2017 Incremental Effective Date”) when each of the following conditions shall have been satisfied:
(a)the Administrative Agent (or its counsel) shall have received from each Loan Party, the 2017 Incremental Term Lender and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;
(b)the Administrative Agent shall have received any required notice of borrowing of the 2017 Incremental Term Loans pursuant to Section 2.03 of the Credit Agreement; provided that such notice of borrowing shall be delivered in accordance the time periods specified in Section 2.03 of the Credit Agreement or such shorter period as the Administrative Agent may agree;
(c)the representations and warranties set forth in Section 3 above shall be true and correct as of the date hereof;
(d)the Administrative Agent shall have received a certificate, dated the 2017 Incremental Effective Date and executed by a Responsible Officer of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 3 above;
(e)the Administrative Agent shall have received, on behalf of itself and the 2017 Incremental Term Lender, a favorable written opinion of Latham & Watkins LLP, as New York, California, Delaware and Illinois special counsel for the Loan Parties (i) dated the date hereof, (ii) addressed to the Administrative Agent and the 2017 Incremental Term Lender and (iii) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Agreement as the Administrative Agent shall reasonably request (it being understood and agreed that such opinion shall be with respect to the Borrower and each other Loan Party organized under the laws of the states of New York, California, Delaware and Illinois only);
(f)the Administrative Agent shall have received customary closing certificates consistent with those delivered on the Closing Date; provided that, in lieu of attaching organizational documents and/or evidence of incumbency of the officers of any Loan Party to such certificates, such certificates may certify that (i) since the Closing Date, there have been no changes to the organizational documents of such Loan Party and (ii) no changes have been made to the incumbency certificate of the officers of such Loan Party delivered on the Closing Date or such later date referred to in such certificates;
(g)the Administrative Agent shall have received satisfactory evidence of the payment of the Chester Notes Repayment Amount by the Borrower to U.S. Bank National Association, as trustee under the Chester Existing Notes, which shall occur substantially simultaneously with the Borrowing of the 2017 Incremental Term Loans, and the Borrower shall designate Chester Downs as a Subsidiary under the Credit Agreement; and

(h)any fees and reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) owing by the Borrower to the Administrative Agent and the 2017 Incremental Arrangers and invoiced prior to the date hereof shall have been paid in full (subject to any agreed-upon limits contained in any letter agreement with the Administrative Agent or its affiliates or such 2017 Incremental Arrangers or their respective affiliates entered into in connection with this Agreement).
SECTION 5.Post-Closing Conditions.
(a)Borrower shall as soon as practicable, but not later than ninety (90) days after the 2017 Incremental Effective Date (or such later date as Administrative Agent may determine in its reasonable discretion), deliver or cause to be delivered to the Administrative Agent the following items with respect to each Mortgaged Property, each in form and substance reasonably acceptable to Administrative Agent:

(i)
an amendment to each Mortgage encumbering a Mortgaged Property, and/or a new and/or additional Mortgage encumbering each Mortgaged Property, to include the 2017 Incremental Term Loans in the obligations secured by such Mortgage (such amendments and/or new and/or additional Mortgages, collectively, the “Mortgage Amendments”), each duly executed and delivered by an authorized officer of each Loan Party party thereto and in form suitable for filing and recording in all filing or recording offices that Administrative Agent may deem necessary or desirable unless Administrative Agent is satisfied in its reasonable discretion that Mortgage Amendments are not required in order to secure the applicable Loan Party’s obligations as modified hereby; and

(ii)
to the extent requested by the Administrative Agent, a new lender’s title insurance policy and/or mortgage modification endorsement or local equivalent and/or such other endorsements as may be reasonably requested by Administrative Agent with respect to the Mortgaged Properties, each in form and substance reasonably satisfactory to Administrative Agent, or other endorsements acceptable to Administrative Agent.

(b)Borrower shall as soon as practicable, and in any event within the time period required by Section 5.10 of the Credit Agreement, cause Chester Downs to become a Subsidiary Loan Party under the Credit Agreement, except to the extent it constitutes an Excluded Subsidiary.
SECTION 6.Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.
SECTION 7.Confirmation of Guaranties and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the 2017 Incremental Term Loans) and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (y) constitute Loan Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects after giving effect to the extension of credit contemplated herein. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Loan Obligations as increased hereby.
SECTION 8.Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed original.
SECTION 9.Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby (in the case of any such fees and reasonable out-of-pocket expenses incurred in connection with this Agreement, subject to any agreed-upon limits contained in any letter agreement with the Administrative Agent or its affiliates entered into in connection with this Agreement). The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
CEOC, LLC, as Borrower
By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

3535 LV CORP.
B I GAMING CORPORATION
BALLY’S MIDWEST CASINO, INC.
BALLY’S PARK PLACE LLC
BENCO LLC
BL DEVELOPMENT CORP.
BOARDWALK REGENCY LLC
CAESARS ENTERTAINMENT FC LLC
CAESARS MARKETING SERVICES LLC
CAESARS NEW JERSEY LLC
CAESARS PALACE LLC
CAESARS PALACE REALTY LLC
CAESARS RIVERBOAT CASINO, LLC
CAESARS TREX, INC.
CAESARS UNITED KINGDOM, INC.
CAESARS WORLD LLC
CAESARS WORLD MARKETING LLC
CAESARS WORLD MERCHANDISING LLC
CALIFORNIA CLEARING CORPORATION
CASINO COMPUTER PROGRAMMING, INC.
DESERT PALACE LLC
FLAMINGO-LAUGHLIN, INC.
GCI SPINCO LLC
GRAND CASINOS OF BILOXI, LLC
GRAND CASINOS OF MISSISSIPPI, LLC -
GULFPORT
GRAND CASINOS, INC.
HARRAH SOUTH SHORE CORPORATION
HARRAH’S ARIZONA CORPORATION
HARRAH’S BOSSIER CITY INVESTMENT
COMPANY, L.L.C.
HARRAH’S CHESTER DOWNS INVESTMENT
COMPANY, LLC
HARRAH’S CHESTER DOWNS MANAGEMENT
COMPANY, LLC
HARRAH’S ILLINOIS LLC
HARRAH’S INTERACTIVE INVESTMENT
COMPANY
By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

HARRAH’S INTERNATIONAL HOLDING
COMPANY, INC.
HARRAH’S IOWA ARENA MANAGEMENT, LLC
HARRAH’S MANAGEMENT COMPANY
HARRAH’S NEW ORLEANS MANAGEMENT
COMPANY LLC
HARRAH’S NORTH KANSAS CITY LLC
HARRAH’S OPERATING COMPANY MEMPHIS,
LLC
HARVEYS BR MANAGEMENT COMPANY, INC.
HARVEYS IOWA MANAGEMENT COMPANY
LLC
HARVEYS TAHOE MANAGEMENT COMPANY
LLC
HBR REALTY COMPANY LLC
HCAL, LLC
HCR SERVICES COMPANY, INC.
HEI HOLDING COMPANY ONE, INC.
HEI HOLDING COMPANY TWO, INC.
HORSESHOE GAMING HOLDING, LLC
HORSESHOE GP, LLC
HORSESHOE HAMMOND, LLC
HTM HOLDING LLC
MARTIAL DEVELOPMENT CORP.
NEW ROBINSON PROPERTY GROUP LLC
OCEAN SHOWBOAT, INC.
PARBALL LLC
PLAYERS BLUEGRASS DOWNS LLC
ROBINSON PROPERTY GROUP LLC
ROMAN ENTERTAINMENT CORPORATION OF
INDIANA
ROMAN HOLDING COMPANY OF INDIANA LLC
SHOWBOAT ATLANTIC CITY OPERATING
COMPANY, LLC
SHOWBOAT HOLDING LLC
SOUTHERN ILLINOIS RIVERBOAT/CASINO
CRUISES LLC
TUNICA ROADHOUSE LLC
By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

190 FLAMINGO, LLC
AJP PARENT, LLC
CHRISTIAN COUNTY LAND ACQUISITION
COMPANY, LLC
HOLE IN THE WALL, LLC
KOVAL HOLDINGS COMPANY, LLC
PHW MANAGER, LLC
PLAYERS INTERNATIONAL, LLC
RENO CROSSROADS LLC
TRB FLAMINGO, LLC
WINNICK PARENT, LLC

By: CEOC, LLC, as sole member

By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

AJP HOLDINGS, LLC

By: AJP PARENT, LLC, as sole member

By: CEOC, LLC, as sole member

By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

CHESTER FACILITY HOLDING COMPANY, LLC
By: HARRAH’S CHESTER DOWNS INVESTMENT COMPANY, LLC, as sole member

By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

DURANTE HOLDINGS, LLC

By: AJP HOLDINGS, LLC, as sole member

By: AJP PARENT, LLC, as sole member

By: CEOC, LLC, as sole member

By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

HARRAH’S NC CASINO COMPANY, LLC

By: HARRAH’S MANAGEMENT COMPANY, as a managing member

By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

HARRAH’S NC CASINO COMPANY, LLC

By: CEOC, LLC, as a managing member

By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

HARRAH’S SHREVEPORT/BOSSIER CITY INVESTMENT COMPANY, LLC

By: HARRAH’S NEW ORLEANS MANAGEMENT COMPANY LLC, as sole member

By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

HORSESHOE ENTERTAINMENT

By: NEW GAMING CAPITAL PARTNERSHIP, A NEVADA LIMITED PARTNERSHIP, as general partner

By: HORSESHOE GP, LLC, as general partner

By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

KOVAL INVESTMENT COMPANY, LLC

By: KOVAL HOLDINGS COMPANY, LLC, as sole member

By: CEOC, LLC, as sole member

By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

NEW GAMING CAPITAL PARTNERSHIP, A NEVADA LIMITED PARTNERSHIP

By: HORSESHOE GP, LLC, as general partner

By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

PLAYERS HOLDING, LLC

By: PLAYERS INTERNATIONAL, LLC, as sole member

By: CEOC, LLC, as sole member

By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

WINNICK HOLDINGS, LLC

By: WINNICK PARENT, LLC, as sole member

By: CEOC, LLC, as sole member

By: /s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By: /s/ John Toronto
Name: John Toronto
Title: Authorized Signatory

By: /s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as 2017 Incremental Term Lender

By: /s/ John Toronto
Name: John Toronto
Title: Authorized Signatory

By: /s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory